UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Bio-Path Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of BIO-PATH HOLDINGS, INC. To Be Held On: December 19, 2019 at 4:00 p.m. Offices of Winstead PC, 24 Waterway Avenue, Suite 500, The Woodlands, Texas 77380  COMPANY NUMBER   ACCOUNT NUMBER   CONTROL NUMBER   This communication is not a form for voting and presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 12/9/2019. Please visit http://www.astproxyportal.com/ast/22620/, where the following materials are available for view: Notice of Annual Meeting of Stockholders Proxy Statement Form of Electronic Proxy Card Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. MAIL: You may request a card by following the instructions above.   1. Election of Directors: NOMINEES:Peter H. Nielsen Heath W. Cleaver Paul D. Aubert Martina Molsbergen Doug P. Morris2. Approval to amend the Company’s 2017 Stock Incentive Plan to increase the number of shares of common stock that may be issued under the plan by 600,000 shares for a total of 660,000 shares. 3. Non-binding advisory vote to approve the compensation of the Company’s named executive officers.  4. Non-binding advisory vote to approve the frequency of stockholders’ non-binding advisory vote on compensation of the Company’s named executive officers. 5. Ratification and approval of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31,2019. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2, 3 AND 5 AND FOR “3 YEARS” ON PROPOSAL 4.       Please note that you cannot use this notice to vote by mail.